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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Equity Incentive Plan, as amended of Javelin Systems, Inc. of our report dated August 1, 1997, with respect to the financial statements of Javelin Systems, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 1998.


                                      Ernst & Young LLP

Orange County, California
October 20, 1998